Exhibit 24a

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead in each of his respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ F. Duane Ackerman                                April 30, 2003
--------------------------------------------         ---------------------------
               F. Duane Ackerman                                  Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


         /s/ Ronald M. Dykes                                   April 30, 2003
---------------------------------------------        ---------------------------
               Ronald M. Dykes                                     Date
             Chief Financial Officer
         (Principal Financial Officer)


         /s/ W. Patrick Shannon                               April 30, 2003
--------------------------------------------         ---------------------------
               W. Patrick Shannon                                  Date
             Vice President - Finance
         (Principal Accounting
                  Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Reuben V. Anderson                               April 27, 2003
--------------------------------------------         ---------------------------
               Reuben V. Anderson                                  Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James H. Blanchard                               April 27, 2003
--------------------------------------------         ---------------------------
               James H. Blanchard                                 Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Armando M. Codina                                April 27, 2003
--------------------------------------------         ---------------------------
               Armando M. Codina                                   Date
                       Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Kathleen F. Feldstein                            April 27, 2003
--------------------------------------------         ---------------------------
               Kathleen F. Feldstein                               Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ James P. Kelly                                     April 27, 2003
-----------------------------------------------------    -----------------------
              James P. Kelly                                         Date
                 Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Joseph M. Magliochetti                           April 27, 2003
--------------------------------------------         ---------------------------
               Joseph M. Magliochetti                              Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Leo F. Mullin                                    April 27, 2003
--------------------------------------------         ---------------------------
             Leo F. Mullin                                        Date
             Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Eugene F. Murphy                                   April 27, 2003
-----------------------------------------------------   ------------------------
               Eugene F. Murphy                                      Date
                   Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Robin B. Smith                                 April 27, 2003
--------------------------------------------         ---------------------------
             Robin B. Smith                                      Date
                Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 2 million shares of common stock issuable pursuant to the BellSouth Corporation Employee Stock Investment Plan.

         NOW THEREFORE, the undersigned hereby constitutes and appoints Linda S. Harty, W. Patrick Shannon and James N. Young, and each of them, as attorneys for him in his name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file an amended registration statement or statements or amendments or supplements thereto, to increase or deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ William S. Stavropoulos                          April 27, 2003
-------------------------------------------------    ---------------------------
               William S. Stavropoulos                            Date
                        Director